Number ________________

   A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.



STEIN ROE ADVISOR TAX-MANAGED VALUE FUND          PROSPECTUS, JUNE 1, 1999


CLASSES A, B AND C SHARES



Advised by Stein Roe & Farnham Incorporated


Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved any shares offered in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


       Not FDIC           May Lose Value
       Insured           No Bank Guarantee



TABLE OF CONTENTS

THE FUND                                2


Investment Goal.........................2

Primary Investment Strategies...........2

Primary Investment Risks................2

Your Expenses...........................4

YOUR ACCOUNT                            5


How to Buy Shares.......................5

Sales Charges...........................6

How to Exchange Shares..................8

How to Sell Shares......................8

Distribution and Service Fees...........9

Other Information About Your Account...10

MANAGING THE FUND                      12


Investment Advisor.....................12

Portfolio Manager......................12

Year 2000 Compliance...................13

                                    THE FUND



UNDERSTANDING TAX-MANAGED INVESTING

In managing the Fund, the advisor uses investment strategies that are designed to reduce (but not eliminate) the payment by the fund of taxable distributions to shareholders. These strategies include: buying stocks that pay low dividends or no dividends at all; maintaining a low portfolio turnover rate which helps to minimize the realization and distribution of taxable gains; deferring the sale of a security until the realized gain would qualify as a long-term capital gain rather than a short-term capital gain; selling securities to create a loss to offset gains realized on other securities; and selling the higher cost basis portion of a security holding before the lower cost basis portion.

INVESTMENT GOAL

The Fund seeks long-term capital growth while reducing shareholder exposure to taxes.


PRIMARY INVESTMENT STRATEGIES

The Fund invests primarily in large capitalization and middle capitalization stocks that have at least $1 billion in equity market capitalization at the time of purchase. The Fund may also invest in foreign securities.

In managing the Fund, the advisor uses a value investment strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating performance and/or favorable future growth prospects. The advisor's strategy uses fact-based, quantitative analysis supported by fundamental business and financial analysis.

At times, the advisor may determine that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

In seeking to achieve its goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principle focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information (SAI), which you may obtain by contacting Liberty Funds Distributor, Inc. (LFD) (see back cover for address and phone number). Approval by the Fund's shareholders is not required to modify or change the Fund's goal or investment strategies.


PRIMARY INVESTMENT RISKS

The primary risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could cause you to lose money by investing in the Fund or prevent the Fund from achieving its goal.

Market risk is the risk that the price of a security held by the Fund will fall due to changing economic, political or market conditions. Credit risk is the risk that the price of a security will fall due to unfavorable changes in the financial condition of the company which issued the security.

Value stocks are securities of companies that are generally not expected to experience significant earnings growth but are stocks that the advisor believes are undervalued. These companies may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall or may not approach the value the advisor has placed on it.

THE FUND

Foreign securities are subject to special risks. Foreign stock markets can be extremely volatile. The liquidity of foreign securities may be more limited than domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Fluctuations in currency exchange rates may impact the value of foreign securities. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income available to distribute to shareholders. Other risks include the following: possible delays in the settlement of transactions; less publicly available information about companies; the impact of political, social or diplomatic events; and possible seizure, expropriation or nationalization of the company or its assets.

THE FUND

UNDERSTANDING EXPENSES

SHAREHOLDER FEES are paid directly by shareholders to the Fund's distributor.

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund. They include management fees, 12b-1 fees, brokerage costs, and administrative costs including pricing and custody services.

EXAMPLE EXPENSES helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnotes to the Annual Fund Operating Expenses table. It uses the following hypothetical conditions:

- $10,000 initial investment

- 5% total return for each year

- Fund operating expenses remain
  the same

- No expense reductions in effect

YOUR EXPENSES

Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay when you buy, hold and sell shares of the Fund.



SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     CLASS A     CLASS B     CLASS C
Maximum sales charge (load) on purchases (%)
(as a percentage of the offering price)                5.75        0.00        0.00

Maximum deferred sales charge (load) on
redemptions (%) (as a percentage of the
offering price)                                      1.00(2)       5.00        1.00

Redemption fee(1) (as a percentage of amount
redeemed, if applicable)                               None        None        None



ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                     CLASS A     CLASS B     CLASS C
Management and administration fees(3) (%)              1.00        1.00        1.00

Distribution and service (12b-1) fees (%)              0.30        1.00        1.00

Other expenses(3) (%)                                  0.67        0.67        0.67

Total annual fund operating expenses (%)               1.97        2.67        2.67

     Expense Reimbursement (3)(%)                      0.17        0.17        0.17

     Net Expenses (%)                                  1.80        2.50        2.50

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

 CLASS                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
 Class A                                  $764        $1,158      $1,577      $2,741

 Class B: did not sell your shares        $270        $830        $1,416      $2,823
          sold all your shares at
          the end of the period           $770        $1,130      $1,616      $2,823

 Class C: did not sell your shares        $270        $830        $1,416      $3,004
          sold all your shares at
          the end of the period           $370        $830        $1,416      $3,004


(1)        There is a $7.50 charge for wiring sale proceeds to your bank.

(2) This charge applies only to certain Class A shares bought without an initial sales charge that are sold within 18 months of purchase.

(3) The Fund's advisor has agreed to bear the Fund's expenses such that "Other Expenses" do not exceed 0.50% annually. These payments made by the advisor on behalf of the Fund are subject to reimbursement by the Fund to the advisor. This will be accomplished by the payment of an expense reimbursement fee by the Fund to the advisor computed and paid monthly, with a limitation that immediately after such payment the Fund's "Other Expenses" will not exceed 0.50% annually. This arrangement terminates on the earlier of (i) the date on which payments by the Fund equal the prior payment of such reimbursable expenses by the advisor, or (ii) three years from the date the Fund's shares are offered for sale. This arrangement may be terminated at an earlier date by the advisor.

                                  YOUR ACCOUNT

INVESTMENT MINIMUMS(4)

Initial Investment.............$1,000
Subsequent Investments............$50
Automatic Purchase Plans..........$50
Retirement Plans .................$25

HOW TO BUY SHARES

Your financial advisor can help you establish an appropriate investment portfolio, buy shares and monitor your investments. When the Fund receives your purchase request in "good form," your shares will be bought at the next calculated public offering price. In "good form" means that you placed your order with your brokerage firm or your payment has been received and your application is complete, including all necessary signatures.

OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR BUYING SHARES:

 METHOD               INSTRUCTIONS

 Through your         Your financial advisor can help you establish your account
 financial advisor    and buy Fund shares on your behalf.

 By check             For new accounts, send a completed application and check
 (new account)        made payable to the Fund to the transfer agent, Liberty
                      Funds Services, Inc., P.O. Box 1722, Boston, MA
                      02105-1722.

 By check             For existing accounts, fill out and return the additional
 (existing account)   investment stub included in your quarterly statement, or
                      send a letter of instruction (LOI) including your Fund name and account number with a check made payable to the Fund to Liberty Funds Services, Inc., P.O. Box 1722,
                      Boston, MA 02105-1722.

 By exchange          You or your financial advisor may acquire shares by
                      exchanging shares you own in one fund for shares of the same class of another Fund at no additional cost. To exchange by telephone, call 1-800-422-3737.

 By wire You may purchase shares by wiring money from your bank account to your fund account. To wire funds to your fund account, call 1-800-422-3737 to obtain a control number and the wiring instructions.

 By electronic        You may purchase shares by electronically transferring
 funds transfer       money from your bank account to your fund account by
 (EFT)                calling 1-800-422-3737. Your money may take up to two
                      business days to be invested. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.

 Automatic            You can make monthly or quarterly investments
 investment plan      automatically from your bank account to your fund account.
                      You can select a pre-authorized amount to be sent via EFT.
                      Be sure to complete the appropriate section of the application for this feature.

 By dividend          You may automatically invest dividends distributed by one
 diversification      fund into the same class of shares of the Fund at no
                      additional sales charge. To invest your dividends in another fund, call 1-800-345-6611.

(4) The Fund reserves the right to change the investment minimums. The Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and its shareholders.

YOUR ACCOUNT

CHOOSING A SHARE CLASS

The Fund offers three classes of shares in this prospectus -- Class A, B and C. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of more than $250,000 but less than $1 million can be made only in Class A or Class C shares. Purchases of $1 million or more are automatically invested in Class A shares. Based on your personal situation, your investment advisor can help you decide which class of shares makes the most sense for you.

The Fund also offers an additional class of shares, Class Z shares, exclusively to certain institutional investors. Class Z shares are made available through a separate prospectus provided to eligible institutional investors.

SALES CHARGES

You may be subject to an initial sales charge when you purchase, or a contingent deferred sales charge (CDSC) when you sell, shares of the Fund. These sales charges are described below. In certain circumstances, these sales charges are waived, as described below and in the SAI.

CLASS A SHARES Your purchases of Class A shares generally are at the public offering price. This price includes a sales charge that is based on the amount of your initial investment when you open your account. The sales charge is the commission paid to the financial advisor firm on the sale of Class A shares. The sales charge you pay on additional investments is based on the total amount of your purchase and the current value of your account.
The amount of the sales charge differs depending on the amount you invest as shown in the table below.

THE FUND



                                    AS A % OF
                                    THE PUBLIC       AS A %
                                     OFFERING       OF YOUR
AMOUNT OF PURCHASE                     PRICE       INVESTMENT
Less than $50,000                       5.75          6.10

$50,000 to less than $100,000           4.50          4.71

$100,000 to less than $250,000          3.50          3.63

$250,000 to less than $500,000          2.50          2.56

$500,000 to less than $1,000,000        2.00          2.04

$1,000,000 or more(5)                   0.00          0.00

(5) Class A shares bought without an initial sales charge in accounts aggregating $1 million and $5 million at the time of purchase, may be subject to a 1% CDSC if the shares are sold within 18 months of time of purchase. Class A share purchases that bring your account value above $1 million are subject to a 1% CDSC if redeemed within 18 months of their purchase date. The 18-month period begins on the first day of the month following each purchase.

YOUR ACCOUNT

UNDERSTANDING CONTINGENT DEFERRED SALES CHARGES

Certain investments in Class A, B and C shares are subject to a CDSC. You will pay the CDSC only on shares you sell within a certain amount of time after purchase. The CDSC generally declines each year until there is no charge for selling shares. The CDSC is applied to the NAV at the time of purchase or sale, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the month-end of the month in which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When you place an order to sell shares, the fund will automatically sell first those shares not subject to a CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC.

CLASS A SHARES For Class A share purchases of $1 million or more, financial advisors receive a commission from the Fund's distributor, LFD, as follows:

PURCHASES OVER $1 MILLION

AMOUNT PURCHASED                                            COMMISSION %
First $3 million                                               1.00

Next $2 million                                                0.50

Over $5 million                                                0.25(6)

REDUCED SALES CHARGES FOR LARGER INVESTMENTS There are two ways for you to pay a lower sales charge when purchasing Class A shares. The first is through Rights of Accumulation. If the combined value of the Fund accounts maintained by you, your spouse or your minor children reaches a discount level (according to the chart on the previous page), your next purchase will receive the lower sales charge. The second is by signing a Statement of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $50,000 within 13 months. If your Statement of Intent purchases are not completed within 13 months, you will be charged the applicable sales charge. In addition, certain investors may purchase shares at a reduced sales charge or net asset value (NAV), which is the value of a fund share excluding any sales charges. See the SAI for a description of these situations.

CLASS B SHARES Your purchases of Class B shares are at the Fund's NAV. Class B shares have no front-end sales charge, but carry a CDSC, or back-end charge, that is imposed only on shares sold prior to the completion of the periods shown in the chart below. The CDSC generally declines each year and eventually disappears over time. Class B shares automatically convert to Class A shares after eight years. LFD pays the financial advisor firm an up-front commission of 5.00% on sales of Class B shares.


THE FUND

HOLDING PERIOD AFTER PURCHASE                            % DEDUCTED WHEN
                                                         SHARES ARE SOLD
Through first year                                             5.00

Through second year                                            4.00

Through third year                                             3.00

Through fourth year                                            3.00

Through fifth year                                             2.00

Through sixth year                                             1.00

Longer than six years                                          0.00

(6)  Paid over 12 months but only to the extent the shares remain outstanding.

YOUR ACCOUNT

CLASS C SHARES Similar to Class B shares, your purchases of Class C shares are at the Fund's NAV. Although Class C shares have no front-end sales charge, they carry a CDSC of 1% that is applied to shares sold within the first year after they are purchased. After holding shares for one year, you may sell them at any time without paying a CDSC. LFD pays the financial advisor firm an up-front commission of 1.00% on sales of Class C shares.


THE FUND

YEARS AFTER PURCHASE                      % DEDUCTED WHEN SHARES ARE SOLD
Through first year                                     1.00

Longer than one year                                   0.00

HOW TO EXCHANGE SHARES

You may exchange your shares for shares of the same share class of another fund distributed by LFD at NAV. If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange. However, when you sell the shares acquired through the exchange, the shares sold may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be computed from the date of your original purchase and the applicable CDSC will be the CDSC of the original fund. Unless your account is part of a tax-deferred retirement plan, an exchange is a taxable event. Therefore, you may realize a gain or a loss for tax purposes. The Fund may terminate your exchange privilege if the advisor determines that your exchange activity is likely to adversely impact the advisor's ability to manage the Fund. To exchange by telephone, call 1-800-422-3737.


HOW TO SELL SHARES

Your financial advisor can help you determine if and when you should sell your shares. You may sell shares of the Fund on any regular business day that the New York Stock Exchange (NYSE) is open.

When the Fund receives your sales request in "good form," shares will be sold at the next calculated price. In "good form" means that money used to purchase your shares is fully collected. When selling shares by letter of instruction, "good form" means (i) your letter has complete instructions, the proper signatures and signature guarantees, (ii) you have included any certificates for shares to be sold, and (iii) any other required documents are attached. For additional documents required for sales by corporations, agents, fiduciaries and surviving joint owners, please call 1-800-345-6611. Retirement Plan accounts have special requirements; please call 1-800-799-7526 for more information.

The Fund will generally send proceeds from the sale to you within seven days. However, if you purchased your shares by check, the Fund may delay the sale of your shares for up to 15 days after your initial purchase to protect against checks that are returned.

YOUR ACCOUNT


OUTLINED BELOW ARE THE VARIOUS OPTIONS FOR SELLING SHARES:

METHOD                INSTRUCTIONS

Through your          You may call your financial advisor to place your sell
financial advisor     order. To receive the current trading day's price, your
                      financial advisor firm must receive your request prior to
                      the close of the NYSE, usually 4:00 p.m. Eastern time.
--------------------------------------------------------------------------------
By exchange           You or your financial advisor may sell shares by
                      exchanging from the Fund into the same share class of
                      another fund at no additional cost. To exchange by
                      telephone, call 1-800-422-3737.

--------------------------------------------------------------------------------
By telephone          You or your financial advisor may sell shares by telephone and request that a check be sent to your address of record by calling 1-800-422-3737, unless you have notified the
                      Fund of an address change within the previous 30 days.
                      The dollar limit for telephone sales is $100,000 in a
                      30-day period. You do not need to set up this feature in
                      advance of your call.
--------------------------------------------------------------------------------
By mail               You may send a signed LOI or stock power form along with
                      any certificates to be sold to the address below. In your
                      LOI, note your fund's name, share class, account number,
                      and the dollar value or number of shares you wish to sell.
                      All account owners must sign the letter, and signatures
                      must be guaranteed by either a bank, a member firm of a
                      national stock exchange or another eligible guarantor
                      institution. Additional documentation is required for
                      sales by corporations, agents, fiduciaries, surviving
                      joint owners and individual retirement account (IRA)
                      owners. For details, call 1-800-345-6611.

                      Mail your LOI to Liberty Funds Services, Inc., P.O. Box
                      1722, Boston, MA 02105-1722.
--------------------------------------------------------------------------------
By wire               You may sell shares and request that the proceeds be wired to your bank. You must set up this feature prior to your
                      telephone request. Be sure to complete the appropriate
                      section of the account application for this feature.
--------------------------------------------------------------------------------
 By electronic        You may sell shares and request that the proceeds be
 funds transfer       electronically transferred to your bank. Proceeds may take up to two business days to be received by your bank. You
                      must set up this feature prior to your request. Be sure to complete the appropriate section of the account
                      application for this feature.

DISTRIBUTION AND SERVICE FEES

The Fund has adopted a plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sale and distribution of Class A, B and C shares and the services provided to you by your financial advisor. These annual distribution and service fees may equal up to 0.30% for Class A shares and 1.00% for each of Class B and Class C shares and are paid out of the assets of these classes. Over time, these fees will increase the cost of your shares and may cost you more than paying other types of sales charges.(7)

(7) Class B shares automatically convert to Class A shares after eight years, eliminating a portion of the distribution fee.

YOUR ACCOUNT

OTHER INFORMATION ABOUT YOUR ACCOUNT

HOW THE FUND'S SHARE PRICE IS DETERMINED The price of each class of the Fund's shares is based on its NAV. The NAV is determined at the close of the NYSE, usually 4:00 p.m. Eastern time on each business day that the NYSE is open (typically Monday through Friday).

When you request a transaction, it will be processed at the NAV (plus any applicable sales charges) next determined after your request is received in good form by LFD. In most cases, in order to receive that day's price, LFD must receive your order before that day's transactions are processed. If you request a transaction through your financial advisor's firm, the firm must receive your order by the close of trading on the NYSE to receive that day's price.

The Fund determines its NAV for each share class by dividing its total net assets by the number of shares outstanding. In determining the NAV, the Fund must determine the price of each security in its portfolio at the close of each trading day. Securities for which market quotations are available are valued each day at the current market value. However, where market quotations are unavailable, or when the advisor believes that subsequent events have made them unreliable, the Fund may use other data to determine the fair value of the securities.

You can find the daily prices of some share classes for the Fund in most major daily newspapers. You can find daily prices for all share classes by visiting the Fund's web site at www.libertyfunds.com.

ACCOUNT FEES If your account value falls below $1,000 (other than as a result of depreciation in share value), you may be subject to an annual account fee of $10. This fee is deducted from the account in June each year. Approximately 60 days prior to the fee date, the Fund's transfer agent will send you written notification of the upcoming fee. If you add money to your account and bring the value above $1,000 prior to the fee date, the fee will not be deducted.

SHARE CERTIFICATES Share certificates are not available for Class B and C shares. Certificates will be issued for Class A shares only if requested. If you decide to hold share certificates, you will not be able to sell your shares until you have endorsed your certificates and returned them to LFD.

YOUR ACCOUNT

UNDERSTANDING FUND DISTRIBUTIONS

The Fund earns income from the securities it holds. The Fund also may experience capital gains and losses on sales of its securities. The Fund distributes substantially all of its net investment income and capital gains to shareholders. As a shareholder, you are entitled to a portion of the Fund's income and capital gains based on the number of shares you own at the time these distributions are declared.

DIVIDENDS, DISTRIBUTIONS, AND TAXES The Fund has the potential to make the following distributions:

TYPES OF DISTRIBUTIONS

Ordinary                 Represents interest and dividends earned from securities held
income                   by the Fund; also includes short-term capital gains, which are gains on sales of securities the Fund buys and then sells within a 12-month period.
--------------------------------------------------------------------------------
Capital gains            Represents long-term capital gains on sales of securities held by the Fund for more than 12 months.

DISTRIBUTION OPTIONS The Fund distributes dividends and any capital gains (including short-term capital gains) at least annually. You can choose one of the following options for these distributions when you open your account.(8) To change your distribution option call 1-800-345-6611.



DISTRIBUTION OPTIONS

 Reinvest all distributions in additional shares of your current fund
 -------------------------------------------------------------------------------
 Reinvest all distributions in shares of another fund
 -------------------------------------------------------------------------------
 Receive dividends in cash and reinvest capital gains(9)
 -------------------------------------------------------------------------------
 Receive all distributions in cash (with one of the following options):(9)

- send the check to your address of record
- send the check to a third party address
- transfer the money to your bank via EFT

TAX CONSEQUENCES Regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on the state where you live, distributions may also be subject to state and local income taxes.

In general, any dividends and short-term capital gains distributions are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares.
You will be provided with information each year regarding the amount of ordinary income and capital gains distributed to you for the previous year and any portion of your distribution which is exempt from state and local taxes. Your investment in the Fund may have additional personal tax implications. Please consult your tax advisor on foreign, state, local or other applicable tax laws.

In addition to the dividends and capital gains distributions made by the Fund, you may realize a capital gain or loss when selling and exchanging shares of the Fund. Such transactions may be subject to federal income tax.

(8) If you do not indicate on your application your preference for handling distributions, the Fund will automatically reinvest all distributions in additional shares of the Fund.

(9) Distributions of $10 or less will automatically be reinvested in additional Fund shares. If you elect to receive distributions by check and the check is returned as undeliverable, or if you do not cash a distribution check within six months of the check date, the distribution will be reinvested in additional shares of the Fund.

                               MANAGING THE FUND


INVESTMENT ADVISOR

Stein Roe & Farnham Incorporated (Stein Roe), located at One South Wacker Drive, Chicago, Illinois 60606, is the Fund's investment advisor. In its duties as investment advisor, Stein Roe runs the Fund's day-to day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Stein Roe has been an investment advisor since 1932. As of April 30, 1999, Stein Roe managed over $xx billion in assets.

Stein Roe's mutual funds and institutional investment advisory business is managed together with that of its affiliate, Colonial Management Associates, Inc. (Colonial), by a combined management team of employees from both companies. Colonial also shares personnel, facilities and systems with Stein Roe that may be used in providing administrative services to the Fund. Both Stein Roe and Colonial are subsidiaries of Liberty Financial Companies, Inc.

The Fund pays Stein Roe and advisory fee of 0.80% of the Fund's average daily net assets.

Stein Roe can use the services of AlphaTrade Inc., an affiliated broker-dealer, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Board of Trustees.


PORTFOLIO MANAGER

SCOTT SCHERMERHORN, Senior Vice President of the advisor, has managed the Fund since its inception. Prior to joining the advisor in October, 1998, Mr. Schermerhorn was head of the value investment team at Federated Investors from 1996 to 1998. While at Federated, he managed American Leader Fund, Federated Stock Trust, Federated Stock and Bond Fund as well as other institutional accounts. Prior to 1996, Mr. Schermerhorn was a member of the growth and income team at J&W Seligman.

The Fund is also managed by a team of investment professionals assigned to it by Stein Roe.

Managing the Fund


YEAR 2000 COMPLIANCE

Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the advisor and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's advisor, administrator, distributor, and transfer agent (Liberty Companies) are taking steps that they believe are reasonably designed to address the Year 2000 Problem, including communicating with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

NOTES

NOTES

FOR MORE INFORMATION

You can get more information about the Fund's investments in the Fund's semi-annual and annual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the SAI for more information on the Fund and the securities in which it invests. The SAI is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the SAI, request other information and discuss your questions about the Fund by writing or calling the Fund's Distributor at:

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.libertyfunds.com

Text-only versions of all Fund documents can be viewed online or downloaded from the SEC at www.sec.gov.

You can review and copy information about the Fund by visiting the following location and you can obtain copies, upon payment of a duplicating fee, by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Funds Trust I: 811-2214
- Stein Roe Advisor Tax-Managed Value Fund



[LIBERTY LOGO]
COLONIAL - CRABBE HUSON - NEWPORT - STEIN ROE ADVISOR
Liberty Funds Distributor, Inc. (C) 1999
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
Visit us at www.libertyfunds.com

MV-01/060H-0499